UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2006
MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)
8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 409-1300

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Michaels Stores, Inc. (the “Company”) entered into a First Amendment, dated as of September 1, 2006 (the “First Amendment”), to the Agreement and Plan of Merger dated as of June 30, 2006, among Bain Paste Mergerco, Inc., Blackstone Paste Mergerco, Inc., Bain Paste Finco, LLC, Blackstone Paste Finco, LLC and the Company (the “Merger Agreement”).
The First Amendment permits, among other things, certain of the Company’s stockholders to retain certain of their shares of the Company’s common stock as shares of common stock of the corporation surviving the merger contemplated by the Merger Agreement.
The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
The special meeting of stockholders of the Company to consider adoption of the Merger Agreement (the “Special Meeting”) will be held at 8000 Bent Branch Drive, Irving, Texas, 75063, on October 5, 2006, beginning at 9:30 a.m., central daylight time. Stockholders of record of the Company as of the close of business on September 1, 2006, will be entitled to vote at the Special Meeting.
In connection with the proposed merger and the required stockholder approval, the Company will file a definitive proxy statement with the Securities and Exchange Commission. The Company’s stockholders are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the proposed merger and the Company. Copies of these documents (when they become available) and other documents filed by the Company with the Securities and Exchange Commission may be obtained on the Commission’s website at www.sec.gov. In addition, documents filed by the Company with the Securities and Exchange Commission may be obtained free of charge by contacting the Company’s Investor Relations Department as follows: Michaels Stores, Inc., Investor Relations Department, 8000 Bent Branch Drive, Irving, Texas 75063, telephone (972) 409-1300.
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation is or will be set forth in the definitive proxy statement and other relevant materials relating to the merger filed or to be filed by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

2.1	First Amendment to the Agreement and Plan of Merger dated as of September 1, 2006, among Bain Paste Mergerco, Inc., Blackstone Paste Mergerco, Inc., Bain Paste Finco, LLC, Blackstone Paste Finco, LLC and Michaels Stores, Inc.

SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

Date: September 5, 2006

MICHAELS STORES, INC.
EXHIBIT INDEX

Exhibit Number	Description
2.1	First Amendment to the Agreement and Plan of Merger dated as of September 1, 2006, among Bain Paste Mergerco, Inc., Blackstone Paste Mergerco, Inc., Bain Paste Finco, LLC, Blackstone Paste Finco, LLC and Michaels Stores, Inc.

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